Health Insurance Innovations, Inc. Announces Exploration of Strategic Alternatives

July 26, 2019

TAMPA, Fla., July 26, 2019 (GLOBE NEWSWIRE) –– Health Insurance Innovations, Inc. (NASDAQ:HIIQ) (“HIIQ” or “the Company”), a leading cloud-based technology platform and distributor of affordable health insurance, life insurance and supplemental plans, today announced that its Board of Directors, working together with its management team and legal and financial advisors, has commenced a process to explore, review, and evaluate a range of potential strategic alternatives focused on maximizing shareholder value. These alternatives could include, among other things, a sale of the Company or a portion thereof, a strategic business combination, changes in the Company’s operations or strategy, or continuing to execute on the Company’s current business plan.

“Our Board of Directors is committed to enhancing value for our shareholders, and this review is an important next step for our continued success. We will continue to focus on initiatives that we announced earlier this year that include broadening our product offerings, expanding our market opportunities, further diversifying our business and significantly enhancing our consumer acquisition and engagement capabilities,” said Gavin Southwell, President and Chief Executive Officer of Health Insurance Innovations, Inc. “Throughout this strategic review process, we will continue to execute on our strategy and remain focused on providing exceptional value to our stakeholders.”

The Company’s Board of Directors has not set a timetable for this process nor has it made any decisions related to strategic alternatives at this time, and there can be no assurance that the Board’s exploration of strategic alternatives will result in any change of strategy or transaction being entered into or consummated or, if a transaction is undertaken, as to its terms, structure or timing. The Company does not expect to make further public comment regarding these matters unless and until the Board has approved a specific transaction or alternative or otherwise concludes its review of strategic alternatives.

HIIQ has retained BofA Merrill Lynch as its financial advisor.

As previously announced, HIIQ will announce its second quarter 2019 results on Monday, August 5, 2019, after market close.

About HIIQ

HIIQ is a market leading cloud-based technology platform and distributor of innovative health and life insurance products that are affordable and meet the needs of consumers. HIIQ helps develop insurance products through our relationships with best-in-class insurance companies and markets them via its broad distribution network of third-party and captive licensed insurance agents across the nation and its unique multi-channel lead generation and consumer support capabilities. Additional information about HIIQ can be found at HIIQ.com.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements other than historical fact, and may include statements relating to goals, plans and projections regarding new markets, products, services, growth strategies, anticipated trends in our business and anticipated changes and developments in the United States health insurance system and laws. Forward-looking statements are based on HIIQ’s current assumptions, expectations and beliefs are generally identifiable by use of words “may,” “might,” “will,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential” or “continue,” or similar expressions and involve significant risks and uncertainties that could cause actual results, developments and business decisions to differ materially from those contemplated by these statements. These risks and uncertainties include, among other things, the uncertainty associated with being able to identify, evaluate, and complete any strategic transaction or alternative, the impact of the announcement of the Board’s review of strategic alternatives, and the outcome of such review and any transaction that results from such review. These and other risk factors that could cause actual results to differ materially from those expressed or implied in our forward-looking statements are discussed in HIIQ’s Annual Report on Form 10-K filed with the Securities and Exchange Commission (SEC) as well as other documents that may be filed by HIIQ from time to time with the Securities and Exchange Commission, which are available at www.sec.gov. Any forward-looking statement made by us in this press release is based only on information currently available to us and speaks only as of the date on which it is made. You should not rely on any forward-looking statement as representing our views in the future. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

Contacts:

Health Insurance Innovations, Inc.:
Michael Hershberger
Chief Financial Officer
(813) 397-1187
mhershberger@hiiq.com

Investor Contact:
Westwicke
Bob East
Jordan Kohnstam
Asher Dewhurst
(443) 213-0500
hiiq@westwicke.com

Media Contact:
Westwicke PR
James Heins
(203) 682-8251
james.heins@icrinc.com